Trade and other payables	12 Months Ended
Dec. 31, 2021
Subclassifications of assets, liabilities and equities [abstract]
Trade and other payables	Trade and other payables

	December 31, 2021	December 31, 2020 (restated)
Current liabilities	€m	€m
Trade payables	413.2	363.7
Accruals and deferred income	120.4	134.5
Trade terms payable	93.8	89.7
Social security and other taxes	24.6	24.1
Other payables	20.3	21.2
Financial payables	19.7	3.3
Bank overdrafts	—	10.7
Total current trade and other payables	692.0	647.2
Non-current liabilities
Accruals and deferred income	1.8	2.2
Total non-current trade and other payables	1.8	2.2
Total trade and other payables	693.8	649.4

As disclosed in Note 14 "Acquisitions", values for the year ended December 31, 2020 have been restated for fair value adjustments related to the Findus Switzerland acquisition.
The Company has implemented a Supply Chain Financing (“SCF”) program for its suppliers. The principal purpose of these arrangements is to provide the supplier with the option to access liquidity earlier through the sale of its receivables due from the Company to a bank or other financial institution prior to their due date. Management has determined that the Company’s payables to these suppliers have neither been extinguished nor have the liabilities been significantly modified by these arrangements. The value of amounts payable, invoice due dates and other terms and conditions applicable, from the Company’s perspective, remain unaltered, with only the ultimate payee being changed. At December 31, 2021, there was no material usage of the programs (December 31, 2020: nil). The cash outflows in respect of these arrangements will be recognized within operating cash flows.